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                                  EXHIBIT 10.4

                                   HPSC, INC.

                Agreement to Furnish Copies of Omitted Exhibits to Certain Agreements with EagleFunding Capital Corporation


     HPSC, Inc. ("Registrant") is not filing as exhibits to its Form 10-Q for its quarter ended September 30, 1997 copies of the following exhibits to (i) the Lease Receivables Purchase Agreement dated as of June 27, 1997 among HPSC Capital Funding, Inc., as Seller, Registrant, as Servicer and Custodian, EagleFunding Capital Corporation, as Purchaser, and BancBoston Securities, Inc., as Deal Agent (the "LRPA"), and (ii) the Purchase and Contribution Agreement dated as of June 27, 1997 between HPSC Capital Funding, Inc., as Buyer, and Registrant, as the Originator and the Servicer (the "PCA"):


EXHIBITS TO LRPA:
----------------
EXHIBIT A            Form of Notice of Sale
EXHIBIT B            Form of Opinion of Counsel for Seller
EXHIBIT C            Form of Officer's Certificate
EXHIBIT D            List of Offices of Seller and Where Records are Kept
EXHIBIT E            Form of Interest Rate Hedge Assignment
EXHIBIT F            Form of Lock-Box Agreement
EXHIBIT G            List of Lock-Box Accounts, Lock-Box Banks and their Post
                     Office Boxes




EXHIBITS TO PCA:
----------------
EXHIBIT A            List of Contracts
EXHIBIT B            Form of Notice of Assignment
EXHIBIT C            Form of Settlement Report
EXHIBIT D            Description of Credit and Collection Policy
EXHIBIT E            Form of Opinion(s) of Counsel for Originator
EXHIBIT F            List of Offices of Originator Where Records are Kept
EXHIBIT G            Form of Lock-Box Agreement
EXHIBIT H            List of Lock-Box Banks
EXHIBIT I            Trade Names and Assumed Names
EXHIBIT J            List of Computer Software
EXHIBIT K-1          Form of Lease
EXHIBIT K-2          Form of Equipment Finance Agreement
EXHIBIT K-3          Form of Non-Equipment Finance Agreement
EXHIBIT K-4          Form of Practice Finance Loan
EXHIBIT L            Form of Certificate













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     Registrant agrees to furnish to the Securities and Exchange Commission, upon request, copies of such omitted exhibits.



                                             HPSC, Inc.
                                             (Registrant)




                                             By: /s/ John W. Everets
                                                 ----------------------------
                                                 John W. Everets
                                                 Chairman of the Board
                                                 Chief Executive Officer